POWER OF ATTORNEY
Allianz Life Insurance Company of New York

        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Erik T. Nelson and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Allianz Life Insurance Company of New York Registered Variable Annuity Products

Allianz Life of NY Variable Account C33 Act No.
NY VM II 33-26646
NY VM IV / Advantage 333-19699
NY Opportunity 333-75718
NY Charter II 333-105274
NY High Five 333-124767
NY Vision 333-143195
Retirement Pro New York Pending

Signature                                                               Title                                                                   Date

/s/ Gary C. Bhojwani                                                                                                                       4/13/10
Chairman of the Board and                           _________
Gary C. Bhojwani                                                   Chief Executive Officer

/s/ Giulio Terzariol                                                                                                                        4/13/10
Director and Chief Financial Officer           __________
Giulio Terzariol

/s/ Stephen R. Herbert                                                                                                                 4/09/10
Director                                                           __________
Stephen R. Herbert

/s/ Eugene T. Wilkinson                                                                                                             4/09/10
Director                                                           __________
Eugene T. Wilkinson

                                                                                       Director                                                           __________
Gary A. Smith

/s/ Dennis J. Marion                                                                                                                    4/15/10
Director                                                           __________
Dennis J. Marion
/s/ Jack F. Rockett                                                                                                                         4/15/10
Director                                                           __________
Jack F. Rockett

/s/ Martha Clark Goss                                                                                                                    4/08/10
Director                                                           __________
Martha Clark Goss

/s/ John O. Esch                                                                                                                             4/15/10
Director, Vice President, and Appointed   __________
John O. Esch                                                   Actuary

/s/ Thomas P. Burns                                                                                                                       4/14/10
Director and President                                  __________
Thomas P. Burns

/s/ William E. Gaumond                                                                                                                  4/09/10
Director                                                           __________
William E. Gaumond

/s/ Yvonne K. Franzese                                                                                                                  4/12/10
Director                                                           __________
Yvonne K. Franzese

/s/ Marc B. Olson                                                                                                                              4/09/10
Director and Controller                                  __________
Marc B. Olson

/s/ Michael Baney                                                                                                                            4/09/10
Director                                                           __________
Michael Baney